Exhibit 31.4

Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Susan Keefe, Chief Financial Officer of Benson Hill, Inc., certify that:
1.I have reviewed this annual report on Form 10-K/A of Benson Hill, Inc.;
2.Based on my knowledge, this Amendment No. 1 on Form 10-K/A does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 26, 2024	/s/ Susan Keefe
Susan Keefe
Chief Financial Officer
(Principal Financial Officer)